Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2024
Commitments and Contingent Liabilities [Abstract]
Commitments and Contingent Liabilities
(10)	Commitments and Contingent Liabilities

(a)	Litigation

In the normal course of business, TrustCo and Trustco Bank become involved in a variety of routine legal proceedings.  At present, there are no legal proceedings pending or threatened, which in the opinion of management and counsel, would result in a material loss to TrustCo or Trustco Bank.

Like many banks, Trustco Bank has been subject to putative class-action claims alleging improper overdraft practices.  Trustco Bank has reached an agreement to settle all claims thus asserted.  That settlement agreement, which is subject to court approval, calls for the creation of a fund (“Fund”) to be overseen by a court-supervised administrator that will determine which Trustco Bank customers and former customers meet the criteria for participation in the settlement.  That administrator also will distribute the Fund on a pro rata basis to eligible customers and former customers.  The fees of the plaintiffs’ attorneys and other expenses also will be paid out of the Fund.  The total liability of TrustCo and Trustco Bank in connection with this settlement will be $2.75 million.  The Company has accrued for this amount as of December 31, 2024.

(b)	Outsourced Services

The Company contracted with third-party service providers to perform certain banking functions. The outsourced services include data and item processing for the Bank and trust operations. The service expense can vary based upon the volume and nature of transactions processed. Outsourced service expense was $10.9 million for 2024, $10.0 million for 2023 and $9.2 million in 2022. The Company is contractually obligated to pay these third -party service providers approximately $10 million to $11 million per year through 2030.